Filed pursuant to Rule 497(e)

Registration Nos. 333-273052; 811-23887

Supplement dated November 6, 2024

to the

Roundhill Daily Inverse Magnificent Seven ETF (MAGQ)

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated February 28, 2024

and

Roundhill S&P Dividend Monarchs ETF (KNGS)

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated May 1, 2024

After careful consideration, and at the recommendation of Roundhill Financial Inc., the investment adviser to the Roundhill Daily Inverse Magnificent Seven ETF and the Roundhill S&P Dividend Monarchs ETF (each, a “Fund,” and collectively, the “Funds”), each, a series of Roundhill ETF Trust (the “Trust”), the Board of Trustees of the Trust approved the closing and subsequent liquidation of the Funds pursuant to the terms of a Plan of Liquidation. Accordingly, the Funds are expected to cease operations, liquidate their assets, and distribute the liquidation proceeds to shareholders of record on or about November 29, 2024 (the “Liquidation Date”). Shares of Roundhill Daily Inverse Magnificent Seven ETF are listed on Nasdaq, Inc. Shares of Roundhill S&P Dividend Monarchs ETF are listed on the NYSE Arca, Inc.

Beginning on or about November 6, 2024 and continuing through the Liquidation Date, the Funds will liquidate their portfolio assets. As a result, during this period, the Funds will increase their cash holdings and deviate from their investment objectives, investment strategies, and investment policies as stated in the Funds’ respective Prospectuses and Statements of Additional Information.

The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date (November 27, 2024), and trading in shares of the Funds will cease trading on their respective listing exchanges following the market close on November 27, 2024. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Funds’ shares during that time period. Customary brokerage charges may apply to such transactions.

If no action is taken by a Fund shareholder prior to the Liquidation Date, each Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s applicable Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Funds on the Liquidation Date will not be charged any transaction fees by the Funds. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call (855) 561-5728 for additional information.

Please retain this supplement with your Summary Prospectus, Prospectus, and

Statement of Additional Information for future reference.